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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549
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                                    Form 8-K
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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     October 25, 2005
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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

       North Carolina               0-15572                56-1421916
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(State or Other Jurisdiction      (Commission           (I.R.S. Employer
     of Incorporation)            File Number)       Identification Number)


341 North Main Street, Troy, North Carolina                   27371
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 (Address of Principal Executive Offices)                  (Zip Code)


                                 (910) 576-6171
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                  First Bancorp
                                      INDEX

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Item 1.01 - Entry into a Material Definitive Agreement                   3

Item 2.02 - Results of Operations and Financial Condition                3

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               4

Exhibit 99 (a) News Release dated October 25, 2005                  Exhibit


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Item 1.01.  Entry into a Material Definitive Agreement

First Bancorp (the "Registrant") has a Management Incentive Plan that was first adopted by the Board of Directors on January 20, 1996 and, except as discussed in the following sentence, pays bonuses to officers, including executive officers, based on a formula that considers whether the Registrant's financial performance meets certain targets as measured by return on equity and earnings per share. Subsequent to the adoption of the Management Incentive Plan, the Board of Directors of the Registrant exempted the Chief Executive Officer from the formula described above, and instead the Chief Executive Officer's bonus has been set at 1% of reported net income. The Management Incentive Plan was included as Exhibit 10(a) to the Form 8-K filed on January 26, 2005.

On October 25, 2005, the Registrant reported financial results for the three and nine months ended September 30, 2005. The financial results for the three and nine months ended September 30,2005 included a contingency loss reserve related to income tax exposure amounting to $6,320,000. The financial results for the nine months ended September 30, 2005 included unanticipated expenses amounting to $492,000 on an after-tax basis related to 1) immediately vested retirement benefits granted in the second quarter of 2005 to the Registrant's CEO amounting to $196,000 ($120,000 after-tax), and 2) the 2004 Sarbanes-Oxley internal control certification amounting to $574,000 ($372,000 after-tax).

On October 25, 2005, the Compensation Committee of the Registrant determined that the financial impact of the $6,320,000 contingency loss accrual and the unanticipated expenses totaling $492,000 (after-tax) would be excluded from the Registrant's financial results for the purposes of paying bonuses based on 2005 financial results under the terms of the Management Incentive Plan.


Item 2.02 - Results of Operations and Financial Condition

      On October 25, 2005, the Registrant issued a news release to announce its financial results for the quarter-to-date and year-to-date periods ended September 30, 2005. The news release is attached hereto as Exhibit 99(a) and is incorporated by reference. The news release includes disclosure of net interest income on a tax-equivalent basis, which is a non-GAAP performance measure used by management in operating its business, which management believes provides investors with a more accurate picture of net interest income and net interest margins for comparative purposes. The news release also presents net income and diluted earnings per share for the third quarter of 2005 on both a basis consistent with generally accepted accounting principles (GAAP) and on a pro forma non-GAAP basis. The Registrant believes the presentation of the non-GAAP pro forma net income and non-GAAP diluted earnings per share amounts provide useful information to investors regarding the Company's results of operations because of the expected nonrecurring nature of the only adjustment made to GAAP net income and GAAP diluted earnings per share, a contingency tax loss amounting to $6,320,000. As discussed in Item 1.01 above, the Registrant has also decided to use pro forma non-GAAP net income in determining net income for purposes of its annual bonus plan.

As of September 30, 2005, the Registrant had 14,186,887 shares outstanding.

Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.               Description
     -----------               -----------

     99(a)                     Press release issued on October 25, 2005

Disclosures About Forward Looking Statements
      The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Registrant and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Registrant's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp


      October 25, 2005                By:  /s/ James H. Garner
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                                           James H. Garner
                                           President and Chief Executive Officer

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